EXHIBIT 10.1


                                    AGREEMENT

This Agreement ("the Agreement") is dated as of the 7th day of January, 2002, by
and  between  Platinum  Holdings   Capital,   Ltd.,  ("The  Buyer")  and  Sector
Communications, Inc., ("Sector").

         A. The Buyer is a corporation organized under the laws of the British Virgin Islands.

         B. Sector is a publicly held corporation organized under the laws of the State of Nevada.

         C. Ideous Technologies AG ("Ideous") is a corporation organized under the laws of Switzerland in which a majority interest is owned by Sector.

         D. The Buyer has deemed it advisable and in the best interests of The Buyer that The Buyer acquire Sector's interest in Ideous, which interest The Buyer will hold upon completion of this Agreement.

         E. The Buyer and Sector propose to enter into this Agreement which provides, among other things, that Sector transfer all of its shares of Ideous to The Buyer (the "Shares"), in exchange for the assumption by The Buyer of all liabilities and obligations of Ideous (excepting inter-company liabilities).

NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1
                                 THE ACQUISITION

         1.01 At the Closing, Sector shall transfer the Shares to The Buyer in consideration for his assuming the liabilities in 1.02 below.

         1.02 The Buyer hereby takes over from Sector any and all liabilities that Sector may have had for any and all taxes and other assessments and levies which Ideous was required by law to withhold or to collect which have not yet been duly withheld and collected and have not yet been paid over to the proper government authorities (including, without limitation, employment taxes, both the employee's and employer's share). In addition, as further consideration, The Buyer will hold harmless and indemnify Sector with regard to any liability asserted against them for the taxes and other assessments mentioned herein and the Buyer hereby assumes responsibility for any and all liabilities (whether known or unknown) of Sector in relation to Ideous Technologies, AG., (excepting inter-company accounts of Ideous and Sector) and the Buyer assumes responsibility for all further liabilities of Ideous as and when they arise or become apparent.


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         1.03 At the Closing,  Sector will where possible  deliver  certificates for the Shares duly endorsed to the Buyer or fully registered in the name of The Buyer as the sole record holder thereof, free and clear of all claims and encumbrances.


                                    ARTICLE 2
                                   THE CLOSING

         2.01 Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or before the 7th day of January, 2002 (the "Closing Date") or at such other date and time as may be agreed to in writing by the parties hereto.

         2.02 Accuracy of Information. No representation or warranty by The Buyer contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to The Buyer pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

         2.03 Consents. No consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by The Buyer in connection with the consummation of the transactions contemplated hereby.

         2.04 Sector shall deliver to The Buyer, on or before Closing, that that is deemed appropriate by the Buyer from the following:

                  (a) All available financial statements of Ideous from inception to date, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of Ideous at the dates thereof.

                  (b)  Property.   An  accurate  list  and  description  of  all
property, real or personal, owned by Ideous.

                  (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any Assets. A complete and accurate list of all debts, liabilities and obligations of Ideous incurred or owing as of the date of this Agreement.

                  (d) Leases and Contracts. A complete and accurate list describing all material terms of material leases (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which Ideous is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by Ideous (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay.

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                  (e) Loan Agreements.  Complete and accurate copies of all loan agreements and other documents with respect to obligations of Ideous for the repayment of borrowed money.

                  (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default hereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default hereunder.

                  (g) Articles and Bylaws and Board Minutes. Complete and accurate copies of the Articles of Incorporation and Bylaws and Board Minutes of Ideous, together with all amendments thereto to the date hereof.

                  (h) Shareholders. A complete list of all persons or entities holding shares of common stock of Ideous or any rights to subscribe for, acquire, or receive shares of common stock of Ideous (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements.

                  (i) Officers and Directors. A complete and current list of all officers and Directors of Ideous.

                  (j) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of Ideous threatened, which may materially and adversely affect Ideous.

                  (k) Tax Returns. Accurate copies of all Federal and State tax returns for Ideous, if any.

                  (l) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by Ideous under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local).

                  (m) Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which Ideous has an account or safe deposit box, and (2) the names and addresses of all signatories.

                  (n) Jurisdictions Where Qualified. A list of all jurisdictions wherein Ideous is qualified to do business and is in good standing.


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                  (o)  Subsidiaries.  A  complete  list of all  subsidiaries  of
Ideous. The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which Ideous has an interest, direct or indirect.

                  (p) Union Matters. An accurate list and description (in all material respects) of union contracts and collective bargaining agreements of Ideous, if any.

                  (q) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which Ideous may have.

                  (r) Employee Benefit Plans. Complete and accurate copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of Ideous in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto.

                  (s) Insurance Policies. A complete and accurate list (in all material respects) and description of all material insurance policies naming Ideous as an insured or beneficiary or as a loss payable payee or for which Ideous has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by Ideous regarding possible claims hereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming Ideous as beneficiary covering the business activities of Ideous.

                  (t) Customers. A complete and accurate list (in all material respects) of the customers of Ideous, including all presently effective contracts of Ideous to be assigned to Ideous, accounting for the principle revenues of Ideous.

                  (u) Licenses and Permits. A complete list of all licenses, permits and other authorizations of Ideous.

         2.05 Organization, Standing and Power. Ideous is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to own or lease its properties and carry on its business as is now being conducted.

         2.06 Absence of Undisclosed Liabilities. Ideous has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements, or otherwise disclosed in this Agreement.


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         2.07 Absence of Changes.  As of the date of this  Agreement,  there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Ideous.

         2.08 Options, Warrants, etc. There are no outstanding options, warrants, calls, commitments or agreements of any character to which Ideous is a party or by which Ideous is bound, or is a party, calling for the issuance of shares of capital stock of Ideous or any securities representing the right to purchase or otherwise receive any such capital stock of Ideous.

         2.09 Title to Assets. Ideous is the sole and unconditional owner of, with good and marketable title to, all its assets owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

         2.10 Agreements in Force and Effect. All material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which Ideous is a party are valid and in full force and effect on the date hereof, and Ideous has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of Ideous.

         2.11 Legal Proceedings, Etc. There are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of Sector or Ideous, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of Ideous. Ideous has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

         2.12 Governmental Regulation. To the knowledge of Ideous it is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of Ideous.

         2.13 Accuracy of Information. No representation or warranty by Sector contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to The Buyer pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

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         2.14  Subsidiaries.  Ideous does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

         2.15 Consents. No consent or approval of, or registration, qualification or filing with, any other governmental authority or other person is required to be obtained or accomplished by Ideous or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

         2.16 Improper Payments. No person acting on behalf of Ideous has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of Ideous, or
(b) any political party or any candidate for elective political office, nor has any fund or other asset of Ideous been maintained that was not fully and accurately recorded on the books of account of Ideous.

         2.17 Copies of Documents. Sector have made available for inspection and copying by The Buyer and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which Ideous has filed with any governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by Ideous with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of Ideous or adversely affect the objectives of this Agreement.


                                    ARTICLE 3
                                  MISCELLANEOUS

         3.01 Construction. This Agreement shall be construed and enforced in accordance with the law of the State of Nevada excluding the conflicts of laws.

         3.02 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

                  (a) Extend the time for the performance of any of the obligations of the other;

                  (b) Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

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                  (c) Waive  compliance  by the other with any of the  covenants contained in this Agreement, and performance of any obligations by the other; and

                  (d) Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement. Any writing on the part of Sector relating to such amendment, extension or waiver as provided in this Section 3.03 shall be valid if authorized or ratified by the Board of Directors of Sector.

         3.03 Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received). The address for such communications shall be:

         To Sector:                 1801 Century Park East, 23rd Floor
                                    Los Angeles
                                    California 90067
                                    USA


         To The Buyer:              Platinum Holdings Capital, Ltd.
                                    P.O. Box 146
                                    Wickams Cay 1
                                    Road Town
                                    Tortola BVI

Either party hereto may from time to time change its address for notices under this Section by giving written notice of such changed address to the other party hereto.

         3.04 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by The Buyer or Sector shall not constitute a waiver of the right to pursue other available remedies.

         3.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         3.06  Benefit.  This  Agreement  shall be binding upon and inure to the benefit to the parties and their permitted successors and permitted assigns. The parties hereto may amend this Agreement without notice to or consent of any third party. Neither Sector nor The Buyer shall assign this Agreement or any rights or obligations hereunder without prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought); provided however, that Sector and The Buyer may assign their rights and obligations hereunder as a result of any merger or to any acquirer of substantially all of the assets of Ideous.

         3.07 Entire Agreement. This Agreement represents the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties. No provision of this Agreement may be waived or amended other than by written instrument signed by the party against whom enforcement of such an amendment or waiver is sought.

         3.08 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

Confirmed and agreed to this 7th day of January, 2002.




PLATINUM HOLDINGS CAPITAL, LTD.


By:      /s/ Leo van den Herik
         ---------------------
Name:    Leo van den Herik
Title:   President


SECTOR COMMUNICATIONS, INC.

By:      /s/ Mohamed Hadid
         -----------------
Name:    Mohamed Hadid
Title:   Chairman